NEWS RELEASE

   WaveRider Communications Inc.
   (OTC Bulletin Board: WAVC)
   *All figures reported in $U.S.


          WaveRider Communications Inc. continues strong revenue growth with Q3 2003 revenues of (U.S.) $3.5M

 -- Company's 2003 year-to-date revenues increase 61% over same period in 2002;
        customers' wireless network expansions drive significant increase in modem shipments --


   TORONTO, October 30, 2003 - WaveRider Communications Inc. (OTC BB: WAVC), the leader in non-line-of-sight wireless broadband technology and deployments, today reported revenues of (U.S.) $3.53 million for the third quarter of 2003, an increase of 12 per cent over the previous quarter and 66 percent over Q3 2002 results of $2.12 million. Year-to-date revenues for 2003 equal $9.85 million, an increase of 61 per cent over the same period in 2002.

   At September 30, 2003, WaveRider had $3,574,574 in cash compared to $880,255 at June 30, 2003, as a result of the acquisition of Avendo, the debenture financing and the company's cash management. The loss for the quarter totaled $961,589, or $0.007 per share compared to a loss of $6,037,909, or $0.053 per share in Q3 2002. The loss for the three months ended September 30, 2003 includes non-cash financing charges of $385,226.

   "WaveRider's revenue growth this quarter was driven by our focus on increasing sales through our channel partners and by working closely with many of our largest customers to help them move forward with their deployment plans," said Bruce Sinclair, president and chief executive officer, WaveRider Communications Inc. "We believe that our recent price reductions for volume purchases are helping to fuel customer growth."

   "WaveRider is also increasing its focus on developing new technologies that will help the company maintain its leadership position in the non-line-of-sight wireless broadband industry," added Sinclair.

   In addition to strong revenues, WaveRider has achieved the following corporate milestones:

o Shipments of WaveRider's end-user modems (EUMs) in Q3 increased by 60% over EUM shipments in the previous quarter

o WaveRider's growth was recognized by Deloitte & Touche in its annual Technology Fast 50 and Fast 500 lists, ranking seventh in Canada and 105th in North America

                                     -more-



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o        Acquisition and integration of Avendo Wireless Inc. has provided
         WaveRider with advanced wireless technologies, expanding its research and development team and bringing $1.3 million of net assets, including over $1.1 million in cash

o $1.4 million in net cash from the sale of convertible debentures which will help to support WaveRider's revenue growth and new product development activities

o Improvements in product margins have enabled WaveRider to introduce price reductions for volume purchases and introduce product promotions

o Launch and growth of WaveRider's North American distribution program with Alliance Corporation, which has expanded the company's sales capabilities and complemented its direct sales approach

"Over the last six months, WaveRider has strengthened its financial position, continued to invest in new technologies and expanded its sales capabilities," added Sinclair. "We believe these accomplishments will be key to achieving WaveRider's long-term objectives."




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

                          WaveRider Communications Inc.

                           CONSOLIDATED BALANCE SHEETS
                                (in U.S. dollars)

                                                                                  September 30,     December 31,
                                                                                      2003              2002
                                                                                   (Unaudited)       (Audited)

ASSETS

Current assets:
    Cash and cash equivalents                                                      $   3,574,574     $   1,025,604
    Accounts receivable, less allowance for doubtful accounts                          1,695,633         1,395,970
    Inventories                                                                          839,757           983,573
    Note receivable                                                                       19,800            32,761
    Prepaid expenses and other assets                                                    145,985            75,362
                                                                                   -------------------------------

                  Current assets                                                       6,275,749         3,513,270


Property, plant and equipment, net                                                       518,213           885,475
Goodwill                                                                               2,755,446                 -
                                                                                   -------------------------------


                                                                                   $   9,549,408    $    4,398,745
                                                                                   ===============================


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued liabilities                                       $   2,923,716    $    2,461,793
    Deferred revenue                                                                     386,736           259,235
    Current portion of obligations under capital lease                                    16,296            12,094
                                                                                   -------------------------------

                  Current liabilities                                                  3,326,748         2,733,122


Convertible debentures                                                                   854,463                 -
Obligations under capital lease                                                           11,989             6,004
                                                                                   -------------------------------


                  Total liabilities                                                    4,193,200         2,739,126
                                                                                   -------------------------------

Commitments and Contingencies (Note 10)


Shareholders' equity:

    Preferred Stock, $0.01 par value per share:
       issued and outstanding 5,800 at September 30, 2003 and 16,700 shares
       at December 31, 2002                                                                    58               167
    Common Stock, $0.001 par value per share:
       issued and outstanding - 140,337,611 shares at September 30, 2003
       116,755,119 shares at December 31, 2002                                            140,338           116,755
    Additional paid-in capital                                                         76,443,660        72,397,489
    Other equity                                                                       13,588,346        12,621,831
    Deferred compensation                                                                 (15,519)         (173,260)
    Accumulated other comprehensive loss                                                 (260,829)         (102,371)
    Accumulated deficit                                                               (84,539,846)      (83,200,992)
                                                                                   --------------------------------

                  Total shareholders' equity                                            5,356,208         1,659,619
                                                                                   --------------------------------


                                                                                   $    9,549,408   $     4,398,745
                                                                                   ================================

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

                          WaveRider Communications Inc.

         CONSOLIDATED STATEMENTS OF LOSS, DEFICIT AND COMPREHENSIVE LOSS
                                (in U.S. dollars)

                                                                Three Months ended               Nine Months ended
                                                          September 30      September 30   September 30   September 30
                                                              2003              2002           2003           2002
                                                           (Unaudited)       (Unaudited)    (Unaudited)    (Unaudited)

CONSOLIDATED STATEMENT OF LOSS

REVENUE
     Product sales                                     $    3,169,644     $  1,868,749   $    8,729,256    $ 4,748,948
     Service sales                                            364,420          255,661        1,119,323      1,333,317
                                                       --------------     ------------   --------------    -----------

                                                            3,534,064        2,124,410        9,848,579       6,082,265
                                                       --------------     ------------   --------------    ------------

COST OF PRODUCT AND INTERNET SALES
     Product sales                                          2,041,844        1,755,417        5,598,285       4,432,765
     Service sales                                            170,002           66,137          388,306         225,774
                                                       --------------     ------------   --------------    ------------

                                                            2,211,846        1,821,554        5,986,591      4,658,539
                                                       --------------     ------------    -------------    -----------

GROSS MARGIN                                                1,322,218          302,856        3,861,988      1,423,726
                                                       --------------     ------------   --------------    -----------

EXPENSES
     Selling, general and administration                    1,280,337        1,480,272        3,519,412       4,947,752
       Employee stock based compensation                       46,557           12,000          143,741         172,500
     Research and development                                 450,870          497,753          883,465       1,313,518
     Depreciation and amortization                            119,173          273,736          384,573         826,828
     Bad debt expense                                           1,256            8,127            1,256          37,622
     Foreign exchange loss/(gain)                             (12,155)         (36,634)        (163,352)         60,622
     Write down of goodwill                                         -        4,069,696                -       4,069,696
     Interest expense                                         403,721           42,902          441,374         402,131
     Interest income                                           (5,952)          (7,087)          (9,627)        (21,582)
                                                       ---------------    ------------   --------------    -------------

                                                            2,283,807        6,340,765        5,200,842      11,809,087
                                                       --------------     ------------   --------------    ------------

NET LOSS                                               $     (961,589)    $(6,037,909)   $   (1,338,854)   $(10,385,361)
                                                       ==============     ===========    ==============    ============

BASIC AND FULLY DILUTED LOSS PER SHARE                 $       (0.007)    $     (0.053)   $      (0.011)   $     (0.102)
                                                       ==============     ============   ==============    ============

Weighted Average Number of Common Shares                  138,813,670      114,790,464      126,984,735     101,554,237
                                                       ==============     ============   ==============    ============

CONSOLIDATED STATEMENTS OF DEFICIT

OPENING DEFICIT                                        $  (83,578,257)    $(76,298,742)  $  (83,200,992)   $(71,951,290)

NET LOSS FOR THE PERIOD                                      (961,589)      (6,037,909)      (1,338,854)    (10,385,361)
                                                       --------------     ------------   --------------    ------------

CLOSING DEFICIT                                        $  (84,539,846)    $(82,336,651)  $  (84,539,846)   $(82,336,651)
                                                       ==============     ============   ==============    ============

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

NET LOSS FOR THE PERIOD                                $     (961,589)    $ (6,037,909)  $   (1,338,854)   $(10,385,361)

OTHER COMPREHENSIVE INCOME/(LOSS)
    Cumulative translation adjustment                         (17,304)         (20,658)        (158,458)         33,495
                                                       --------------     ------------   --------------    ------------

COMPREHENSIVE LOSS                                     $     (978,893)    $ (6,058,567)  $   (1,497,312)   $(10,351,866)
                                                       ==============     ============   ==============    ============

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
   About WaveRider Communications Inc.

   WaveRider Communications Inc. (www.waverider.com) is the world leader in non-line-of-sight (NLOS) broadband wireless products for license-exempt spectrum. WaveRider's NLOS products have been deployed by wireless Internet service providers, municipal governments, utility companies, telecommunications providers, and other network operators to deliver high-speed communications services to subscribers. The company continues to develop and market industry-leading technologies for the broadband wireless market. WaveRider is traded on the OTC Bulletin Board, under the symbol WAVC.

                                      -30-
--------------------------------------------------------------------------------
   Except for the historical statements made herein, this release contains forward-looking statements that involve risks and uncertainties including the risks associated with the effect of changing economic conditions, trends in the development of the Internet as a commercial medium, market acceptance risks, realizing expected revenue, technological development risks, and seasonality. Risk factors also include the company's ability to secure additional financing; the company's ability to commercialize its products; the company's ability to compete successfully in the future against existing or new competitors; the company's ability to protect its intellectual property and the assurance that the rights granted under patents or copyrights that may be issued will provide sufficient protection to its intellectual property rights; the company's success in enhancing existing products and developing new products to keep up with the technological advances in the data communications industry; the continued availability of the license-exempt spectrum which is based on regulation by U.S. and foreign governments; the company's ability to avoid significant product liability exposure; the company's dependence on a limited number of third party manufacturers; the company's ability to execute its business plan and generate an overall profit and other risk factors detailed in the Company's filings with the Securities and Exchange Commission, including the company's annual report on Form 10-K as amended. Due to these factors, actual results could differ materially from those expressed in forward-looking statements by the company.

   For information, contact:

   WaveRider Corporate Communications             WaveRider Investor Relations
   Carolyn Anderson  (416) 502-2978               (416) 502-3265









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